SCHEDULE 14A INFORMATION


PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

AMENDMENT NO. 1
FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

[X] PRELIMINARY PROXY STATEMENT
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
    (AS PERMITTED BY RULE 14A-6(e)(2))
[ ] DEFINITIVE PROXY STATEMENT
[ ] DEFINITIVE ADDITIONAL MATERIALS
[ ] SOLICITING MATERIAL PURSUANT TO SS.240.14A-11(c) ORSS.240.14A-12

                           THAON COMMUNICATIONS, INC.

                (Name of Registrant as Specified in Its Charter)

                      ADAM ANTHONY, CHIEF EXECUTIVE OFFICER

                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] NO FEE REQUIRED.
[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

         1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
                                       N/A
         -----------------------------------------------------------------------

         2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
                                    N/A
         -----------------------------------------------------------------------

         3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED): N/A
         -----------------------------------------------------------------------

         4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
                                    N/A
         -----------------------------------------------------------------------

         5) TOTAL FEE PAID: N/A

         -----------------------------------------------------------------------

[ ] FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.
[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

         1) AMOUNT PREVIOUSLY PAID:

      ------------------------------------------------

         2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

      ------------------------------------------------

         3) FILING PARTY:

      ------------------------------------------------

         4) DATE FILED:

      ------------------------------------------------

                           THAON COMMUNICATIONS, INC.
                              A NEVADA CORPORATION

                                EXECUTIVE OFFICES
                       1543 W. Olympic Blvd., Sixth Floor
                          Los Angeles, California 90015
                                 (213) 252-7050


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON AUGUST 29, 2001 AT 8 A.M.


TO THE STOCKHOLDERS OF THAON COMMUNICATIONS, INC.:

         The Annual Meeting of Stockholders (the "Meeting") of Thaon Communications, Inc. a Nevada corporation (the "Company"), will be held at 1529
W. Olympic Blvd., Suite 100, Los Angeles, CA 90015 on September 26, 2001, at 8:00 a.m., local time, to consider - and vote on the following proposals:

                               PURPOSE OF MEETING

         (1) To elect to the Board of Directors four (4) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal.

         (2) To ratify the Company's Thaon Communications, Inc. 2000 Non-Qualified Stock Option Plan (the "2000 Stock Option Plan") and to reserve up to 1,000,000 shares of the Company's Common Stock for issuance under the Option Plan.

         (3) To ratify the appointment of independent public accountants for the Company for the year ending December 31, 2001.

         (4) To transact such other business as may properly come before the Meeting and any adjournments thereof.

ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON August 24, 2001 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE MEETING.

PLEASE FILL IN, SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO ROBERT MCNEILL, 1543 WEST OLYMPIC BOULEVARD, SIXTH FLOOR, LOS ANGELES, CALIFORNIA 90015 WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                                   THAON COMMUNICATIONS, INC.



                                                   By: /S/ ADAM ANTHONY
                                                      -------------------------
                                                           Adam Anthony
                                                           President

Los Angeles, California
Dated: August 27, 2001

                           THAON COMMUNICATIONS, INC.
                              A NEVADA CORPORATION

                                EXECUTIVE OFFICES
                    1543 West Olympic Boulevard, Sixth Floor
                          Los Angeles, California 90015
                                 (213) 252-7050


                                 PROXY STATEMENT


         This proxy statement is furnished to the stockholders of Thaon Communications, Inc., a Nevada corporation (the "Company"), in connection with the Annual Meeting of Stockholders (the "Meeting") to be held at 1529 W. Olympic Blvd., Suite 100, Los Angeles, CA 90015 on September 26, 2001 at 8:00 a.m., local time.

         The Meeting will be held to consider and vote on the following proposals:

                               PURPOSE OF MEETING

         (1) To elect to the Board of Directors four (4) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal.

         (2) To ratify the Company's Thaon Communications, Inc. 2000 NonQualified Stock Option Plan (the "2000 Stock Option Plan") and to reserve up to 1,000,000 shares of the Company's Common Stock for issuance under the Option Plan.

         (3) To ratify the appointment of independent public accountants for the Company for the year ending December 31, 2001.

         (4) To transact such other business as may properly come before the Meeting and any adjournments thereof.

         The list of all stockholders of record on August 24, 2001, will be available at the Meeting and at the offices of the Company at 1543 West Olympic Boulevard, Sixth Floor, Los Angeles, California 90015, (213) 252-7050 for the ten days preceding the Meeting.

         Requests should be addressed to the Company, to the attention of Thaon Communications, Inc., Adam Anthony, President, 1543 West Olympic Boulevard, Sixth Floor, Los Angeles, California 90015, (213) 252-7050.

                           INCORPORATION BY REFERENCE

         Thaon Communications, Inc., a Nevada corporation (the "Company") is currently subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, in accordance therewith, files reports, proxy and Proxy Statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy and Proxy Statements and other information may be inspected and copied at the public reference facilities of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington D.C. 20549; at its New York Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048; and at its Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago Illinois 60661-2511, and copies of such materials can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington D.C. 20549 at prescribed rates. In addition, such materials may be accessed electronically at the Commission's site on the World Wide Web, located at http:/www.sec.gov. The Company intends to furnish its stockholders with annual reports containing audited financial statements and such other periodic reports as the Company may determine to be appropriate or as may be required by law.

         Portions of the Company's Annual Report on Form 10-KSB filed on April 5, 2001, are incorporated by reference in this Proxy Statement.

         As part of this Proxy Statement, the Company also incorporates by reference a copy of the following documents filed herewith as exhibits to this Proxy Statement:

         1.       Appendix A -      2000 Stock Option Plan

         Upon written request, the Company will provide, without charge: (i) a copy of the exhibits to this Proxy Statement, and (ii) a copy of its Annual Report on Form 10-KSB, for the year ended December 31, 2000, to any stockholder of record or any stockholder who owned Common Stock listed in the name of a bank or broker, as nominee, at the close of business on July 20, 2001.


         Requests should be addressed to the Company, to the attention of Thaon Communications, Inc., Adam Anthony, President, 1543 West Olympic Boulevard, Sixth Floor, Los Angeles, California 90015, (213) 252-7050.



                 INFORMATION CONCERNING SOLICITATION AND VOTING

         The following information is provided to stockholders to explain the use of this Proxy Statement for this Meeting:

         Only stockholders of record at the close of business on August 24, 2001 are entitled to vote at the Meeting. The Company's Common Stock is its only class of voting securities. As of August 24, 2001, the Company had issued and outstanding _______ shares of Common Stock of record.

REVOCABILITY OF PROXIES

         A PROXY FOR USE AT THE MEETING IS ENCLOSED. ANY STOCKHOLDER WHO EXECUTES AND DELIVERS A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE. IN ADDITION, A STOCKHOLDER MAY REVOKE A PROXY PREVIOUSLY EXECUTED BY HIM BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.

VOTING AND SOLICITATION

         Proxies are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. Solicitation will be primarily by mail, but may also be made by telephone, fax transmission or personal contact by certain officers and directors of the Company, who will not receive any compensation therefor. Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS TO THE CONTRARY, PROPERLY EXECUTED PROXIES WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ABOVE. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

         Each share of Common Stock is entitled to one vote for each share held as of record, and there are no preemptive rights. The Company's current Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws do not provide for cumulative voting for the election of directors or any other purpose.


QUORUM; ABSTENTIONS; BROKER NON-VOTES

         Shares representing more than 50% of the voting power of the shares of Common Stock outstanding on the Record Date, which have voting rights, must be represented at the Meeting to constitute a quorum for conducting business. In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified.

         The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting (the "Votes Cast") with respect to such matter.

         The Company will count  abstentions  for purposes of determining  both:
(i) the presence or absence of a quorum for the  transaction  of  business,  and
(ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against the proposal.

         Further, the Company intends to count broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, although broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.


DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's next Annual Meeting of Stockholders for the fiscal year ending December 31, 2002, must be received by the Company no later than July, 31 2001, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

DIRECTORS AND EXECUTIVE OFFICERS

         The directors of the Company currently have terms which will end at the next annual meeting of the stockholders of the Company hereby noticed, or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors. There are no family relationships among any of the Company's directors and executive officers.

         The following sets forth certain biographical information concerning the following persons, whom have been nominated by the Board of Directors to be directors of the Company:

NAME                           POSITION                           AGE
-------------------------      ---------------------------       ------
Adam Anthony,                  President/CEO and Director          35

Adam Anthony is a Co-Founder of Prime Time Media Solutions where he served as its CEO until Thaon's acquisition of the company in December of 2000. A former golf All-American and touring professional, his experience in the golf industry was instrumental in carving out Prime Time's initial niche in the media industry as the agency of choice for companies utilizing golf infomercials. Mr. Anthony was the primary force behind establishing Prime Time's organizational and philosophic backbone and, in collaboration with co-founder, Mark Jones, led the company to over $50 million in annual revenues within four years of its founding. His proven organizational skills, leadership, and growth orientation are expected to achieve similar results at Thaon.

Robert S. McNeill,             Vice President, Chief Financial     57
                               Officer, Secretary and Director

Robert S. McNeill has over 24 years of experience in corporate finance and financial services. He served as Regional Vice President of Security National Bank, managing the Financial Institutions Department and implementing the bank's Private Banking Department. He has also served as Senior Vice President of Sanwa Bank, California, where he developed and implemented business development strategies, and as Corporate Finance Operations officer for the Midwest and Regional Vice President for Pacific National Bank. He is intimately acquainted with the financing and financial management needs of growth-stage companies, and his experience provides a vital perspective on the effective management of growth.

Geno Brunton,                  Director                            33

Mr. Geno Brunton is a multi-faceted executive with strong management skills and a personal history of successful business endeavors. With eight years of integrated experience in Mergers & Acquisitions, Strategic Alliances & Partnerships, Business Development, Corporate Growth Strategies, Financial and Business Deployment Strategies, he has also helped guide several companies to success by systematic expansion and revenue growth. Mr. Brunton also recently served as the senior producer, and director of L.A. based Business World News, a production of TVA Productions, Inc. This national program has aired regularly both cable and network stations, including CBS, NBC, ABC, FOX, CNBC, and TLC. With TVA he has also worked on several projects with major studios such as Universal Pictures, Warner Brothers and Sony Pictures.

Doug Mondo                     Director                            33

Mr. Mondo has 15 years of experience providing technology solutions to the legal profession. He was the founder and President of The Cardomon Group a successful litigation support company since 1985. As President and CEO of Cardomon Mr. Mondo successfully established himself as a creative innovator with the ability to consistently produce profits for the company. In recognition of his success, he was elected as the president of the Young Entrepreneur's Organization, a worldwide network of business founders.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following sets forth certain information concerning compensation of certain of the Company's executive officers, including the Company's Chief Executive Officer and all executive officers whose total annual salary and bonus exceeded $100,000, for the years ending December 31, 2000 and 1999:

No executive officer received compensation in excess of $100,000 for each of 2000 and 1999.

OPTION/SAR GRANTS

         No stock options were granted to the Company's executive officers, nor were any options exercised during the year ended December 31, 2000.

NON-QUALIFIED OPTION PLAN

         On April 30, 2000, the Company adopted the Company's 2000 Non-Qualified Stock Option Plan for key employees, officers, directors and consultants, and reserved up to 1,000,000 options to be granted thereunder. The option exercise price is not less than 85% of market value on the date granted; granted options vest at such times as is determined by the Board of Directors.

         No options may be exercised more than ten (10) years after grant, options are not transferable (other than at death), and in the event of complete termination "for cause" (other than death or disability) all "unvested" options automatically terminate. If employment is terminated other than for cause, outstanding options may be exercised until the end of their term provided the optionee had six months of continuous employment with the Company from the date of option grant. In the event of death, the option may be exercised up to its date of expiration or within one year of death, whichever is the longer period.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

         The Company has no compensatory plans or arrangements which relate to the resignation, retirement or any other termination of an executive officer or key employee with the Company, a change in control of the Company or a change in such executive officer's or key employee's responsibilities following a change in control.

AUDIT COMMITTEE

         The Board does not utilize an Audit Committee.


COMPENSATION OF DIRECTORS

         The Company does not currently compensate its Directors.


COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers and beneficial holders of more than 10% of the Company's Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership and reports of changes in ownership of such equity securities of the Company. As of the date of this Proxy Statement, the Company believes that all reports which needed to be filed have been filed in a timely manner for the year ended December 31, 2000.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


         The following table reflects, as of August 24, 2001, the beneficial Common Stock ownership of: (a) each director of the Company, (b) each Named Executive (See "Compensation of Executive Officer and Directors"), (c) each person known by the Company to be a beneficial holder of five percent (5%) or more of its Common Stock, and (d) all executive officers and directors of the Company as a group as of July 20, 2001:


Name and Address               Number of Shares                    Percentage
----------------               ----------------                    ----------

Adam Anthony
1543 W. Olympic Blvd
Sixth Floor
Los Angeles, CA 90015          _____________                       _____________

Robert S. McNeill
1543 W. Olympic Blvd
Sixth Floor
Los Angeles, CA 90015          _____________                       _____________

Geno Brunton
1543 W. Olympic Blvd
Sixth Floor
Los Angeles, CA 90015          _____________                       _____________

Doug Mondo
1543 W. Olympic Blvd
Sixth Floor
Los Angeles, CA 90015          _____________                       _____________

All Officers & Directors
As A Group                     _____________                       _____________

         On November 29, 1999, the Company changed its name to Castpro.com, Inc. On December 31, 1999, the Company entered into a stock for stock exchange, whereby it acquired all of the stock of Castpro.com, LLC, a newly organized California corporation formed to conduct the web cast business, in exchange for the issuance of 8,000,000 additional shares of its Common Stock. The shareholders of Castpro.com, LLC acquired 86.8% of the Company's outstanding Common Stock as a result of this transaction. These former shareholders of Castpro.com, LLC each act separately, and are not part of a control group.

         On December 29, 2000, the Company acquired all of the outstanding stock of PTS (a Texas Corporation) in exchange for 2,000,000 shares of series A convertible preferred stock of the Company. The Company also placed in escrow 1,000,000 shares of series A convertible preferred stock which are deliverable subject to attainment of at least a specific gross revenue and pre tax net income target for the year ended December 31, 2001 by PTS. The preferred stock was valued at $3.25 per share which approximates the per share market price of the common stock of the Company at the time of acquisition. The acquisition was accounted for by the purchase method of accounting. The results of operations of PT8 and the estimated fair value of assets acquired and liabilities assumed are included in the financial statements from the date of acquisition. The Company has allocated the excess purchase price over the fair value of net tangible assets acquired to goodwill amounting $5,871,861. The goodwill is being amortized over 15 year period. Total accumulated amorization for goodwill on March 31, 2001, amounted to $97,900.

         On April 10, 2001, the Company consummated the acquisition of all of the outstanding stock of Legal Broadcast Company in exchange for 1,000,000 shares of Series B convertible preferred stock. LBC provides law firms, corporations and insurance companies with quality, consistency, and reliability in the creation, review, storage, and presentation of video, particularly the documentation and storage of legal depositions. LBC offers products that utilize cost and time saving technologies that provide real time interactivity and allow attorneys to view legal events such as depositions, hearings, and trials remotely over the Internet.

         On May 8, Registrant consummated the acquisition of EMG Visual Graphics, Inc. in exchange for 300,000 restricted shares of the Company common stock. EMG Visual Graphic, DBA Eclipse Marketing Group, is a full service sales and marketing consulting firm specializing in all aspects of the branding and promotional products business. Eclipse assists corporate clients with the design, product section, market segmentation, audience analysis, sourcing and fulfillment of premium and promotional products. Since its inception in 1966, Eclipse has secured major clients and currently counts AT&T Wireless, Bed, Bath, & Beyond, Broadcom Corporation and the Orange County Register among its various clients. In addition, Eclipse has a capable sales and sourcing staff good relationships with suppliers.

         On May 22, 2001, Registrant consummated the acquisition of Prime Time Distribution, Inc. ("PTD") in exchange for 500,000 restricted shares of the Company common stock. PTD is a direct marketing company with three new projects currently in development, which are now being test marketed.

                    MATTERS FOR CONSIDERATION BY STOCKHOLDERS

PROPOSAL 1. ELECTION OF DIRECTORS.

         Five (5) directors will be elected at the Annual Meeting, each to hold office until the next Annual Meeting of the Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors. There are no family relationships among any of the Company's directors and executive officers. In the absence of instructions to the contrary, shares of Common Stock represented by properly executed proxies will be voted for the five (5) nominees listed hereinbelow, all of whom are recommended by management of the Company and who have consented to be named and to serve if elected.

         In the event that any management nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

         The Board of Directors met or adopted actions by unanimous written consent approximately ten (10) times during the year ended December 31, 2000.

         The Board knows of no reason why any of the nominees will be unavailable or decline to serve as a director. The information presented below is as of December 31, 2000 and is based in part on information furnished by the nominees and, in part, from the records of the Company.

         The affirmative vote of a plurality of the combined Votes Cast at the Meeting is required to elect the directors nominated below.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW.

                        NOMINEES FOR ELECTION AS DIRECTOR

         The following persons have been recommended by management of the Company and have consented to be named and to serve as members of the Company's Board of Directors if elected. Biographies of all such persons may be reviewed in the section of this Proxy Statement entitled "Directors and Executive Officers."
                                  Adam Anthony
                                  Robert S. McNeill
                                  Geno Brunton
                                  Doug Mondo

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

PROPOSAL 2. APPROVAL OF 2000 NON-QUALIFIED STOCK OPTION PLAN

General

         The Board of Directors adopted the Non-Qualified Stock Option Plan, effective as of April 30, 2000, and is now asking the stockholders to ratify the Plan.

         The following description of the Non-Qualified Stock Option Plan is a summary of the principal provisions of the Non-Qualified Stock Option Plan and is qualified in its entirety by reference to the Non-Qualified Stock Option Plan, a copy of which has been filed as an exhibit to this Proxy Statement.

2000 NON-QUALIFIED STOCK OPTION PLAN

         PURPOSE OF THE PLAN. The purposes of the 2000 Non-Qualified Stock Option Plan (the "Plan") is to enable the Company to attract, retain, and motivate the employees, officers, directors, consultants and advisers of the Company and to create a long-term mutuality of interest between such persons and the Company's stockholders by granting options to purchase Common Stock ("Options").

         ADMINISTRATION. The 2000 Stock Option Plan will be administered by a committee (the "Committee") of the Board of Directors of the Company (the "Board"), appointed from time to time by the Board. The Committee is intended to consist of two or more directors. If no Committee exists which has the authority to administer the Plan, the functions of the Committee will be exercised by the Board. The Committee has full authority to interpret the Plan and decide any questions under the Plan and to make such rules and regulations and establish such processes for administration of the Plan as it deems appropriate subject to the provisions of the Plan.

         AVAILABLE SHARES. The Plan authorizes the issuance of up to 1,000,000 shares of Common Stock upon the exercise of non-qualified stock options granted to employees, officers, directors, consultants and advisers of the Company. In general, if Options are for any reason canceled, or expire or terminate unexercised, the shares covered by such Options will again be available for the grant of Options.

         The Plan provides that appropriate adjustments will be made in the number and kind of securities receivable upon the exercise of Options in the event of a stock split, stock dividend, merger, consolidation or reorganization.

         ELIGIBILITY.  All  employees,  officers,  directors,   consultants  and
advisers of the Company are eligible to be granted Options under the Plan.

         The purchase price per share ("Purchase Price") deliverable upon the exercise of an Option shall be not less than 85% of the Fair Market Value of such Shares at the time of grant.


         VESTING OF OPTIONS. Options granted under the Plan vest immediately and become exercisable upon six months' continuous service.

         Options that are exercisable upon a an optionee's termination for any reason except death, cause (as defined in the Plan), prior to the complete exercise of an Option (or deemed exercise thereof), will remain exercisable following such termination until the remaining term of the Option.

         Options that are exercisable upon an optionee's termination for death, will remain exercisable by the optionee's estate or by the person given authority to exercise such Options by his or her will or by operation of law, until the later of (i) the first anniversary of the optionee's death or (ii) the remaining term of the Option. Options that are exercisable upon an optionee's termination for cause, are terminated on the date the optionee is terminated.

         AMENDMENTS. The Board of Directors may amend the Plan as it may deem advisable, except that the Board of Directors may not, without further approval of the stockholders of the Company, (a) increase the total number of shares which may be made the subject of Options granted under the Plan, either in the aggregate or to any individual Employee, except as provided herein; (b) change the manner of determining the Option Price set forth herein; (c) extend the maximum period during which Options may be granted or exercised; or (d) change the criteria for determining eligibility under the Plan. Notwithstanding the foregoing, neither the Board of Directors nor the Committee may amend, without the consent of the Optionee, the terms of any Option in any manner which would adversely affect any such previously granted Option. The Board of Directors may, in its discretion, terminate this Plan at any time. Termination of the Plan does not affect the rights of Optionees or their Successors under any Options outstanding and not exercised in full on the date of termination.

         U.S. FEDERAL INCOME TAX CONSEQUENCES. The following discussion of the principal U.S. federal income tax consequences with respect to Options under the Plan is based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide only a general understanding of the federal income tax consequences (state and local income tax and estate tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

         In general, an optionee will realize no taxable income upon the grant of non-qualified stock options and the Company will not receive a deduction at the time of such grant, unless the option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a non-qualified stock option, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price, but such amount will not be subject to federal wage withholding or employment taxes. Upon a subsequent sale of the stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss, depending upon his holding period for the stock. The Company will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income.

         The Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan is not, nor is it intended to be, qualified under Section 401(a) or 421 of the Code.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

         Ratification of the 2000 Stock Option Plan requires the affirmative vote of a majority of the combined Votes Cast.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

PROPOSAL  3.  RATIFICATION  OF  APPOINTMENT  OF  INDEPENDENT   CERTIFIED  PUBLIC
              ACCOUNTANT.

         The Board of Directors of the Company has appointed the accounting firm of Kabane & Company, Inc. as independent certified public accountants for the Company for the year ending December 31, 2001, subject to stockholder approval. The Company has been advised that neither that firm nor any of its partners has any material relationship with the Company or any affiliate of the Company.

         A representative is expected to be present at the Meeting to make a statement, if he or she desires to do so, and to be available to respond to appropriate questions at the Meeting. In the event that the stockholders disapprove the appointment of independent public accountants for the Company, the Board of Directors will review its selection.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

         Approval of the appointment of Kabane & Company independent certified public accountants for the Company for the year ending December 31, 2001, requires the affirmative vote of a majority of the combined Votes Cast.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2000.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                           By Order of the Board of Directors of

                                           THAON COMMUNICATIONS, INC.



                                           By: /s/ Adam Anthony
                                               -------------------------------
                                                   Adam Anthony,
                                                   Chief Executive Officer

Los Angeles, California
Dated: July 23, 2001

                                    P R O X Y


                           THAON COMMUNICATIONS, INC.

            THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS

                      For an Annual Meeting of Stockholders
                          to be held on September 26, 2001

         The undersigned stockholder appoints Robert McNeill and Adam Anthony, or either of them, as proxy with full power of substitution, to vote the shares of voting securities of Thaon Communications, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 1543 West Olympic Boulevard, Sixth Floor, Los Angeles, California 90015 on September 26, 2001, at 10:00 a.m., local time, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, such proxy is instructed to vote as follows:

         THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS INDICATED ON THIS CARD AND AS SUCH PROXIES DEEM ADVISABLE WITH DISCRETIONARY AUTHORITY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

(1)   [ ]  FOR all nominees listed herein (except as marked up to the contrary below).

      [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

         (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below)

      Adam Anthony, Robert S. McNeill, Geno Brunton, Doug Mondo

(2) To adopt the Company's 2000 Non-Qualified Stock Option Plan (the "2000 Stock Option Plan") and to reserve up to 1,000,000 shares of the Company's Common Stock for issuance under the 2000 Stock Option Plan.

      [ ] FOR                      [ ] AGAINST                       [ ] ABSTAIN

(3)To ratify the appointment of independent certified public accountants for the Company for the year ending December 31, 2001.

      [ ] FOR                      [ ] AGAINST                      [ ] ABSTAIN


         In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.


DATED:_____________                       ___________________________________
                                                      Signature


                                          ___________________________________
                                               Signature (if held jointly)


                                          ___________________________________
                                                     Print Names


                           (Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are jointly held, each holder must sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person).


      PLEASE CHECK THE BOXES ABOVE,  SIGN,  DATE AND RETURN THIS PROXY TO ROBERT
S. MCNEILL AT 1543 WEST OLYMPIC BOULEVARD, SIXTH FLOOR, LOS ANGELES, CALIFORNIA 90015, IN THE SELF-ADDRESSED ENVELOPE PROVIDED.